ABACAS VENTURES, Inc.

                            ACCOUNTS RECEIVABLE AND
                            PURCHASE ORDER FINANCING
                                 Advance Request
Borrower: Please see instructions on reverse side

-------------------------------------------------------------------------------
Check Appropriate Box               Report Number   1
[ ]  Streamline    [ ]  Formula                           [ ]     Month End
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               COLLATERAL ACTIVITY
-------------------------------------------------------------------------------

1)     Purchase Orders Financed as of (Date)        1/1/2002 (Line 8 previous report)                      $          -
                                                                                                           --------------


2)     ADD: Purchase Orders for Period (Dates)          1/2/2002 thru     2/28/2002  $      345,531.00
                                                    -------------    --------------  ------------------

3) a.  Debit Memos/Adjustments                                   thru                $               0
                                                    -------------    --------------  ------------------
   b.  Credit Memos/Adjustments                                  thru                $               0
                                                    -------------    --------------  ------------------

4)     TOTAL ADDITIONS (2 + 3a - 3b)                                                                       +    345,531.00
                                                                                                           ----------------

5)     LESS: Net Collections for Period (Dates)                  thru                $               0
       ----------------------------------------------------------    --------------  ------------------

6)     Cash Discounts / Allowances                               thru                $               0
       ----------------------------------------------------------    --------------  ------------------

7)     TOTAL DEDUCTIONS (5 + 6)                                                                            -             0
                                                                                                           ----------------
                                                                                                           ----------------

8)     Total Purchase Orders as of (Date)              2/28/2002 (1+4-7)                                   $    345,531.00
                                                    -------------                                          ----------------

9)     LESS: Ineligible Accounts as of (Aging Date)    2/28/2002                                           -             0
                                                    -------------                                          ----------------

10)    TOTAL ELIGIBLE PURCHASE ORDERS ( 8 - 9 )                                                            $    345,531.00
                                                                                                           ----------------
                                                                                                           ----------------

11)    TOTAL ELIGIBLE INVENTORY as of (Date)                                                               $             0
                                                    -------------                                          ----------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  LOAN ACTIVITY
-------------------------------------------------------------------------------

12) Funds available of Purchase Orders          60 % of Line 10                             $      207,318.60
                                         ---------                                           ----------------

13) Funds available in Inventory                   % of Line 11 Sub Limit   $               $               0
                                         ---------                           ------------    ----------------

14) Funds available on                                                                      $               0
                                         ---------                                           ----------------

15) TOTAL BORROWING BASE (12 + 13 + 14)                                     $               $      207,318.60     $    207,318.60
                                                                             ------------                          --------------

16) LOAN BALANCE as of (Date)            2/28/2002                                          $            0
                                         ---------                                           ----------------

17) LESS: Loan Reduction since
        last report                                     a)Checks            $           0
                                                                             ------------
                                                        b)Wires             $           0
                                                                             ------------
                                                        c)                  $           0   -               0
                                                          ---------          ------------    ----------------

18) PLUS: Advance Requested with
        this Report                                                                         +      200,000.00
                                                                                             ----------------

19) NEW LOAN BALANCE as of (Date)               2/28/2002 (16 - 17 + 18)                                          $    200,000.00
                                                ----------                                                         --------------

20) Outstanding Letters of Credit,
        B/A and Standby L/C as of (Date)                                                                          $             0
                                                                            --------                               --------------

21) EXCESS BORROWING BASE (14 - 19 - 20)                                                                          $      7,318.60
                                                                                                                   --------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FOR ABACAS USE ONLY

22)  $                     has been deposited to your checking account.
     ----------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
For value received, the undersigned hereby sells, transfers and assigns to ABACAS VENTURES, INC. (and grants to said Entity a security interest in) all of the undersigned's right, title and interest in and to each and every account included in the above schedule, being all of the accounts of the undersigned as of this date and evidenced by attached invoice copies, sales journal sheets, cash receipts journals, accounts receivable aging report, and/or separate listings, together with all of the inventory of the undersigned. Said accounts and inventory are assigned and said security interest is granted and confirmed pursuant to that certain Security and Loan Agreement entered into by the undersigned and ABACAS VENTURES, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BORROWER                                                    ACCEPTED
-------------------------------------------------------------------------------
Date:          Borrower:                     Date:         ABACAS Office:

-------------------------------------------------------------------------------
Authorized Signature/Title:                  Authorized Signature:

-------------------------------------------------------------------------------

ABACAS VENTURES, Inc.

                            ACCOUNTS RECEIVABLE AND
                            PURCHASE ORDER FINANCING
                                 Advance Request
Borrower: Please see instructions on reverse side

-------------------------------------------------------------------------------
Check Appropriate Box               Report Number   2
[ ]  Streamline    [ ]  Formula                           [ ]     Month End
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               COLLATERAL ACTIVITY
-------------------------------------------------------------------------------

1)     Purchase Orders Financed as of (Date)        1/1/2002 (Line 8 previous report)                      $    345,531.00
                                                                                                           --------------


2)     ADD: Purchase Orders for Period (Dates)          3/1/2002 thru     4/1/2002   $      355,486.37
                                                    -------------    --------------  ------------------

3) a.  Debit Memos/Adjustments                                   thru                $               0
                                                    -------------    --------------  ------------------
   b.  Credit Memos/Adjustments                                  thru                $               0
                                                    -------------    --------------  ------------------

4)     TOTAL ADDITIONS (2 + 3a - 3b)                                                                       +    355,486.37
                                                                                                           ----------------

5)     LESS: Net Collections for Period (Dates)                  thru                $               0
       ----------------------------------------------------------    --------------  ------------------

6)     Cash Discounts / Allowances                               thru                $               0
       ----------------------------------------------------------    --------------  ------------------

7)     TOTAL DEDUCTIONS (5 + 6)                                                                            -             0
                                                                                                           ----------------
                                                                                                           ----------------

8)     Total Purchase Orders as of (Date)               4/1/2002 (1+4-7)                                   $    701,017.37
                                                    -------------                                          ----------------

9)     LESS: Ineligible Accounts as of (Aging Date)     4/1/2002                                           -             0
                                                    -------------                                          ----------------

10)    TOTAL ELIGIBLE PURCHASE ORDERS ( 8 - 9 )                                                            $    701,017.37
                                                                                                           ----------------
                                                                                                           ----------------

11)    TOTAL ELIGIBLE INVENTORY as of (Date)                                                               $             0
                                                    -------------                                          ----------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  LOAN ACTIVITY
-------------------------------------------------------------------------------

12) Funds available of Purchase Orders          60 % of Line 10                             $      420,610.42
                                         ---------                                           ----------------

13) Funds available in Inventory                   % of Line 11 Sub Limit   $               $               0
                                         ---------                           ------------    ----------------

14) Funds available on                                                                      $               0
                                         ---------                                           ----------------

15) TOTAL BORROWING BASE (12 + 13 + 14)                                     $               $      420,610.42     $    420,610.42
                                                                             ------------                          --------------

16) LOAN BALANCE as of (Date)            2/28/2002                                          $      200,000.00
                                         ---------                                           ----------------

17) LESS: Loan Reduction since
        last report                                     a)Checks            $           0
                                                                             ------------
                                                        b)Wires             $           0
                                                                             ------------
                                                        c)                  $           0   -               0
                                                          ---------          ------------    ----------------

18) PLUS: Advance Requested with
        this Report                                                                         +      200,000.00
                                                                                             ----------------

19) NEW LOAN BALANCE as of (Date)                4/1/2002 (16 - 17 + 18)                                          $    400,000.00
                                                 ---------                                                         --------------

20) Outstanding Letters of Credit,
        B/A and Standby L/C as of (Date)                                                                          $             0
                                                                            --------                               --------------

21) EXCESS BORROWING BASE (14 - 19 - 20)                                                                          $     20,610.42
                                                                                                                   --------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FOR ABACAS USE ONLY

22)  $                     has been deposited to your checking account.
     ----------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
For value received, the undersigned hereby sells, transfers and assigns to ABACAS VENTURES, INC. (and grants to said Entity a security interest in) all of the undersigned's right, title and interest in and to each and every account included in the above schedule, being all of the accounts of the undersigned as of this date and evidenced by attached invoice copies, sales journal sheets, cash receipts journals, accounts receivable aging report, and/or separate listings, together with all of the inventory of the undersigned. Said accounts and inventory are assigned and said security interest is granted and confirmed pursuant to that certain Security and Loan Agreement entered into by the undersigned and ABACAS VENTURES, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BORROWER                                                    ACCEPTED
-------------------------------------------------------------------------------
Date:          Borrower:                     Date:         ABACAS Office:

-------------------------------------------------------------------------------
Authorized Signature/Title:                  Authorized Signature:

-------------------------------------------------------------------------------

ABACAS VENTURES, Inc.

                            ACCOUNTS RECEIVABLE AND
                            PURCHASE ORDER FINANCING
                                 Advance Request
Borrower: Please see instructions on reverse side

-------------------------------------------------------------------------------
Check Appropriate Box               Report Number   3
[ ]  Streamline    [ ]  Formula                           [ ]     Month End
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               COLLATERAL ACTIVITY
-------------------------------------------------------------------------------

1)     Purchase Orders Financed as of (Date)        1/1/2002 (Line 8 previous report)                      $    701,017.37
                                                                                                           ----------------


2)     ADD: Purchase Orders for Period (Dates)          4/1/2002 thru      5/1/2002  $      325,103.56
                                                    -------------    --------------  ------------------

3) a.  Debit Memos/Adjustments                                   thru                $               0
                                                    -------------    --------------  ------------------
   b.  Credit Memos/Adjustments                                  thru                $               0
                                                    -------------    --------------  ------------------

4)     TOTAL ADDITIONS (2 + 3a - 3b)                                                                       +    325,103.56
                                                                                                           ----------------

5)     LESS: Net Collections for Period (Dates)                  thru                $               0
       ----------------------------------------------------------    --------------  ------------------

6)     Cash Discounts / Allowances                               thru                $               0
       ----------------------------------------------------------    --------------  ------------------

7)     TOTAL DEDUCTIONS (5 + 6)                                                                            -             0
                                                                                                           ----------------

8)     Total Purchase Orders as of (Date)               5/1/2002 (1+4-7)                                   $  1,026,120.93
                                                    -------------                                          ----------------

9)     LESS: Ineligible Accounts as of (Aging Date)     5/1/2002                                           -             0
                                                    -------------                                          ----------------

10)    TOTAL ELIGIBLE PURCHASE ORDERS ( 8 - 9 )                                                            $  1,026,120.93
                                                                                                           ----------------

11)    TOTAL ELIGIBLE INVENTORY as of (Date)                                                               $             0
                                                    -------------                                          ----------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  LOAN ACTIVITY
-------------------------------------------------------------------------------

12) Funds available of Purchase Orders          60 % of Line 10                             $      615,672.56
                                         ---------                                           ----------------

13) Funds available in Inventory                   % of Line 11 Sub Limit   $               $               0
                                         ---------                           ------------    ----------------

14) Funds available on                                                                      $               0
                                         ---------                                           ----------------

15) TOTAL BORROWING BASE (12 + 13 + 14)                                     $               $      615,672.56     $    615,672.56
                                                                             ------------                          --------------

16) LOAN BALANCE as of (Date)            4/28/2002                                          $      400,000.00
                                         ---------                                           ----------------

17) LESS: Loan Reduction since
        last report                                     a)Checks            $           0
                                                                             ------------
                                                        b)Wires             $           0
                                                                             ------------
                                                        c)                  $           0   -               0
                                                          ---------          ------------    ----------------

18) PLUS: Advance Requested with
        this Report                                                                         +      200,000.00
                                                                                             ----------------

19) NEW LOAN BALANCE as of (Date)                5/1/2002 (16 - 17 + 18)                                          $    600,000.00
                                                ----------                                                         --------------

20) Outstanding Letters of Credit,
        B/A and Standby L/C as of (Date)                                                                          $             0
                                                                            --------                               --------------

21) EXCESS BORROWING BASE (14 - 19 - 20)                                                                          $     15,672.56
                                                                                                                   --------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FOR ABACAS USE ONLY

22)  $                     has been deposited to your checking account.
     ----------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
For value received, the undersigned hereby sells, transfers and assigns to ABACAS VENTURES, INC. (and grants to said Entity a security interest in) all of the undersigned's right, title and interest in and to each and every account included in the above schedule, being all of the accounts of the undersigned as of this date and evidenced by attached invoice copies, sales journal sheets, cash receipts journals, accounts receivable aging report, and/or separate listings, together with all of the inventory of the undersigned. Said accounts and inventory are assigned and said security interest is granted and confirmed pursuant to that certain Security and Loan Agreement entered into by the undersigned and ABACAS VENTURES, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BORROWER                                                    ACCEPTED
-------------------------------------------------------------------------------
Date:          Borrower:                     Date:         ABACAS Office:

-------------------------------------------------------------------------------
Authorized Signature/Title:                  Authorized Signature:

-------------------------------------------------------------------------------

ABACAS VENTURES, Inc.

                            ACCOUNTS RECEIVABLE AND
                            PURCHASE ORDER FINANCING
                                 Advance Request
Borrower: Please see instructions on reverse side

-------------------------------------------------------------------------------
Check Appropriate Box               Report Number   4
[ ]  Streamline    [ ]  Formula                           [ ]     Month End
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               COLLATERAL ACTIVITY
-------------------------------------------------------------------------------

1)     Purchase Orders Financed as of (Date)        1/1/2002 (Line 8 previous report)                      $  1,026,120.93
                                                                                                           ----------------


2)     ADD: Purchase Orders for Period (Dates)          5/1/2002 thru      6/1/2002  $       65,972.15
                                                    -------------    --------------  ------------------

3) a.  Debit Memos/Adjustments                                   thru                $               0
                                                    -------------    --------------  ------------------
   b.  Credit Memos/Adjustments                                  thru                $               0
                                                    -------------    --------------  ------------------

4)     TOTAL ADDITIONS (2 + 3a - 3b)                                                                       +     65,972.15
                                                                                                           ----------------

5)     LESS: Net Collections for Period (Dates)                  thru                $      260,430.00
       ----------------------------------------------------------    --------------  ------------------

6)     Cash Discounts / Allowances                               thru                $               0
       ----------------------------------------------------------    --------------  ------------------

7)     TOTAL DEDUCTIONS (5 + 6)                                                                            -    260,430.00
                                                                                                           ----------------

8)     Total Purchase Orders as of (Date)               6/1/2002 (1+4-7)                                   $    831,663.08
                                                    -------------                                          ----------------

9)     LESS: Ineligible Accounts as of (Aging Date)     6/1/2002                                           -             0
                                                    -------------                                          ----------------

10)    TOTAL ELIGIBLE PURCHASE ORDERS ( 8 - 9 )                                                            $    831,663.08
                                                                                                           ----------------

11)    TOTAL ELIGIBLE INVENTORY as of (Date)                                                               $             0
                                                    -------------                                          ----------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  LOAN ACTIVITY
-------------------------------------------------------------------------------

12) Funds available of Purchase Orders          60 % of Line 10                             $      498,997.85
                                         ---------                                           ----------------

13) Funds available in Inventory                   % of Line 11 Sub Limit   $               $               0
                                         ---------                           ------------    ----------------

14) Funds available on                                                                      $               0
                                         ---------                                           ----------------

15) TOTAL BORROWING BASE (12 + 13 + 14)                                     $               $      498,997.85     $    498,997.85
                                                                             ------------                          --------------

16) LOAN BALANCE as of (Date)            5/29/2002                                          $      443,742.00
                                         ---------                                           ----------------

17) LESS: Loan Reduction since
        last report                                     a)Checks            $           0
                                                                             ------------
                                                        b)Wires             $           0
                                                                             ------------
                                                        c)                  $           0   -               0
                                                          ---------          ------------    ----------------

18) PLUS: Advance Requested with
        this Report                                                                         +       55,000.00
                                                                                             ----------------

19) NEW LOAN BALANCE as of (Date)                5/1/2002 (16 - 17 + 18)                                          $    498,742.00
                                                ----------                                                         --------------

20) Outstanding Letters of Credit,
        B/A and Standby L/C as of (Date)                                                                          $             0
                                                                            --------                               --------------

21) EXCESS BORROWING BASE (14 - 19 - 20)                                                                          $        255.85
                                                                                                                   --------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
FOR ABACAS USE ONLY

22)  $                     has been deposited to your checking account.
     ----------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
For value received, the undersigned hereby sells, transfers and assigns to ABACAS VENTURES, INC. (and grants to said Entity a security interest in) all of the undersigned's right, title and interest in and to each and every account included in the above schedule, being all of the accounts of the undersigned as of this date and evidenced by attached invoice copies, sales journal sheets, cash receipts journals, accounts receivable aging report, and/or separate listings, together with all of the inventory of the undersigned. Said accounts and inventory are assigned and said security interest is granted and confirmed pursuant to that certain Security and Loan Agreement entered into by the undersigned and ABACAS VENTURES, INC.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BORROWER                                                    ACCEPTED
-------------------------------------------------------------------------------
Date:          Borrower:                     Date:         ABACAS Office:

-------------------------------------------------------------------------------
Authorized Signature/Title:                  Authorized Signature:

-------------------------------------------------------------------------------